UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

MOVENTIS CAPITAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-29285	52-2058364
(State or other jurisdiction of	(Commission File	(I.R.S. Employer Identification
incorporation or organization)	Number)	Number)

Suite 304, 1959 - 152nd Street, White Rock, British Columbia, Canada V4A 9P3
(Address of principal executive offices)

(604) 288-2430
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 11, 2006 Moventis Capital, Inc., entered into a definitive purchase agreement to acquire PTL Electronics, Ltd. an electronics manufacturing services company.

A copy of the News Release dated May 11, 2006 is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

ITEM 9.01.	EXHIBITS

10.1	News Release dated May 11, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Moventis Capital, Inc.
(Registrant)
/s/ Blake Ponuick

Blake Ponuick
Chief Executive Officer
(Duly Authorized Officer)

Date: May 11, 2006

EXHIBITS

10.1	News Release dated May 11, 2006